Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ X ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Vanguard Specialized Funds

Vanguard World Fund

Vanguard Variable Insurance Funds

(Name of Registrant as Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party; (4) Date filed:

Call script sequence for reference

Shareholder answers:

Good morning/afternoon/evening. This is [your name] calling from Vanguard on a recorded line.

May I please speak with Mr./Mrs./Ms. [state shareholder’s first and last name]

Moving into the reason for the call:

How are you doing today?

Do you have a moment to speak?

·	Yes
o

First, let me begin by thanking you for entrusting Vanguard with your investments. I am calling to follow-up on the Vanguard proxy materials sent to you by [state how shareholder received e-delivery or mail]. Have you had the opportunity to review them?

§	Yes
o	Are there any questions that I can help answer for you regarding the proposals contained in the proxy materials (have proxy resources ready)?
o	Yes

I can provide information for you about the proposal(s). Vanguard plans to hold a special shareholder meeting on January 22, 2021, so that shareholders of six U.S.-domiciled funds can vote on important proposals affecting their funds. The meeting will be held virtually. Ahead of the meeting, the funds will conduct a proxy campaign to encourage shareholders to vote.

You are being asked to vote on  (describe the proposal(s) applicable to the shareholder):

§

Merger of two value funds—The proposed merger of Vanguard U.S. Value Fund into Vanguard Value Index Fund. Vanguard’s fund trustees determined that a merger was in the best interest of shareholders, as it would place U.S. Value shareholders in a comparable fund with better historical long-term investment performance and offer them a large expense ratio reduction, while shareholders of both funds would benefit from additional economies of scale. The fund’s board of trustees will recommend a vote FOR this proposal.

·

Change in diversification status of five funds

—The proposed reclassification of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio as “non-diversified” under the Investment Company Act of 1940. We believe that reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders, as it gives the funds’ portfolio managers increased investment flexibility and potential for better investment performance. Notwithstanding the potential for improved investment performance, a non-diversified fund typically presents a heightened degree of investment risk due to its ability to make more concentrated investments. Each fund’s board of trustees will recommend a vote FOR this proposal.

o	No
§	Received proxy by e-delivery
·	Since you received your proxy materials by e-delivery, the link to place your vote is available in your secure messages.
o	Do you have a moment to log on now?
o	Yes
§	Direct the shareholder to click on the link in their secure message and vote online. You may also offer to transfer the shareholder now to Computershare at 1-866-963-5746 to vote by phone.

o	No
§

Ask the shareholder to log on and access their secure message at their earliest convenience to place their vote online. “If you have questions, please feel free to call the number in your materials. Your voice is critical to Vanguard. Thank you for your time today.”

§	Received proxy by U.S. Mail
·	Have you had an opportunity to review the materials?
o	Yes
§	Offer to transfer the shareholder to Computershare at 1-866-963-5746 to vote.
§

If the shareholder does not want to be transferred, remind the Shareholder that they can also complete their vote by using one of the other voting methods described below (online, mail, shareholder meeting).

o	No
§

“I understand. We ask for you to please review the material at your earliest convenience and vote as soon as you are able to through the methods indicated in your proxy materials. If you have questions, please feel free to call the number in your materials. Your voice is critical to Vanguard. Thank you for your time today.”

Shareholder does not answer:

·	Leave the following message –
o

“This message is for Mr./Mrs./Ms. [state shareholders first and last name]. This is [state your name] from Vanguard. There is a timely issue I'd like to discuss with you. Please return this call at [provide the correct VG phone number]. Thank you.”

Shareholder did not receive proxy card and would like reorder

Please transfer the shareholder to Computershare at 866-963-5746.

Voting Methods

Shareholders will need to have their proxy materials which includes their control number and security code.

Shareholders can vote…

·	Online - www.proxy-direct.com/vanguard
·	U.S. Mail - complete the voting card and mail it to Computershare
·	Phone – Call 1-866-367-6361 for recorded instructions
·	Phone – Call an agent at Computershare 1-866-963-5746
·

In person: Attend the virtual joint special meeting on Friday, January 22, 2021 at 3:00PM Eastern time. The shareholder may refer to their Proxy Statement for instructions on how to participate in the virtual meeting.

Objection Resolutions

Shareholder says:

I don’t have time right now.

·	I understand however your vote is very important. Is there a better time at which I may contact you to assist you with your vote?

I am not interested…I do not want to vote….

·

Every vote is important and the outcome of this vote could have a great impact on the Vanguard funds and your current investments.  May I inquire why you are not interested in voting? Document reason on outcall log.

I do not have enough shares in the fund.

·	Each shareholder’s vote is important whether you have 1000 shares or 1 share, please do not allow that to stop you from placing your vote. Vanguard wants to make sure that your voice is heard.

I have never received a call like this before.

·	This has become a standard in the industry to ensure shareholders are informed. If you reference your proxy statement, it does mention that you may receive a phone call if your vote is not received.

Closing

I know we reviewed a lot of information today.  Other than what we have already discussed, is there anything that you would like to discuss?

If shareholder is voting now:

Thank you for taking the time to speak with me and to vote today. We appreciate you being a Vanguard fund shareholder and greatly value your business.  If you have any follow-up questions about your accounts or the proxy, please feel free to call me at [provide appropriate segment 800#]. Thank you again Mr. /Mrs./Ms. [state shareholders last name]. Have a good rest of your day!

If shareholder is not going to vote now:

“I understand. We ask for you to please review the materials at your earliest convenience and vote as soon as you are able to through the methods indicated in your proxy materials. If you have questions, please feel free to call me or the number in your materials. Your voice is critical to Vanguard. Thank you for your time today.”

Subject: Important information about our shareholder vote

Preheader: See what it means for you

         Flagship Services®

Important information about our shareholder vote

Dear Shareholder,

Vanguard opened an important proxy voting campaign on October 30, 2020, where shareholders are being asked to approve several changes across our U.S. fund lineup. Voting ends January 22, 2021.

We want to make you aware of some communications related to this effort:

·	Voting materials and instructions were sent to shareholders on October 30 by regular mail or email, based on your preference. You may vote online, by phone, or by mail.
·

We've partnered with Computershare Fund Services as our authorized agent for proxy voting and tabulation services. If you vote online, you'll be directed to a secure personalized online proxy ballot hosted on Computershare's website. If you prefer to cast your vote by phone, please call 1-888-218-4371. For general proxy voting questions, you can speak with a Computershare representative at 866-963-5746.

·

Separate ballots were delivered for mutual fund and brokerage accounts, as well as any annuity holdings you may have. While those communications may look similar, you must vote each separate ballot for your vote to count for those shares and units.

·

During the voting period, you may receive a phone call from Computershare on behalf of Vanguard. Computershare will be periodically calling our shareholders to encourage participation in the voting effort.

By voting promptly, you help minimize the need for additional communications to solicit sufficient shareholder participation, which can be costly for the funds and, therefore, for you as a shareholder.

Thank you for belonging to the Vanguard community of investors.

Legal notices

All investing is subject to risk, including the possible loss of the money you invest.

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.

P.O. Box 982901 | El Paso, TX 79998-2901 | vanguard.com

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The Vanguard Funds Meeting of Shareholders Important Shareholder Information

Your vote is needed!

Dear Shareholder:

We recently sent you proxy materials concerning an important proposal regarding your fund(s), which will be considered at a Special Meeting of Shareholders to be held virtually on January 22, 2021.

This reminder is being sent to you because you held shares in the fund(s) on the record date of October 15, 2020, and we have not received your vote. You and your fellow shareholders are voting on proposals designed to lead to better outcomes for investors.

Your vote is critical to this process. Please vote promptly to help your fund(s) avoid the extra cost of soliciting sufficient votes prior to the shareholder meeting, when voting will conclude.

Thank you in advance for your participation!

Read the proxy voting materials and vote using one of these four options:

Speak with a representativeCall 866-963-5746 with any proxy-related questions or to vote. Representatives can assist with voting.Available Mon–Fri 9 a.m.– 11 p.m. Eastern time and Sat noon–6 p.m. Eastern.Voteby phoneCall the toll-free number printed on the enclosed proxy card or voting instruction form and follow the automated instructions. Available 7 days a week, 24 hours a day.Vote by mailMail your signed proxy card or voting instruction form in the postage-paid envelope.Vote onlineVisit the website noted on the enclosed proxy card or voting instruction form and follow the instructions.

You may obtain a proxy statement at https:// www.proxy-direct.com/vanguard/materials/  or by calling 866-963-5746.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	RMNDLTR1 112020

The Vanguard Funds Meeting of Shareholders Important Shareholder Information

Vote your proxy before January 22

Dear Shareholder:

We have been trying to get in touch with you regarding an important proposal affecting your Vanguard fund(s). We recently sent you proxy materials concerning the proposal, which will be considered at a Special Meeting of Shareholders to be held virtually on January 22, 2021.

This reminder is being sent to you because you held shares in the fund(s) on the record date of October 15, 2020, and we have not received your vote. You and your fellow shareholders are voting on proposals designed to lead to better outcomes for investors.

Your vote is critical to this process. To avoid receiving additional communications on this matter, please vote promptly. Doing so will help save your fund(s) the extra cost of soliciting sufficient votes prior to the shareholder meeting, when voting will conclude.

Thank you in advance for your participation!

Read the proxy voting materials and vote using one of these four options:

Speak with a representativeCall 866-963-5746 with any proxy-related questions or to vote. Representatives can assist with voting.Available Mon–Fri 9 a.m.– 11 p.m. Eastern time and Sat noon–6 p.m. Eastern.Voteby phoneCall the toll-free number printed on the enclosed proxy card or voting instruction form and follow the automated instructions. Available 7 days a week, 24 hours a day.Vote by mailMail your signed proxy card or voting instruction form in the postage-paid envelope.Vote onlineVisit the website noted on the enclosed proxy card or voting instruction form and follow the instructions.

You may obtain a proxy statement at https:// www.proxy-direct.com/vanguard/materials/  or by calling 866-963-5746.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	RMNDLTR2 112020

The Vanguard Funds Meeting of Shareholders Important Shareholder Information

HIGHLY IMPORTANT—Vote your proxy before January 22

Dear Shareholder:

We have been trying to get in touch with you regarding an important proposal affecting your Vanguard fund(s). We recently sent you proxy materials concerning the proposal, which will be considered at a Special Meeting of Shareholders to be held virtually on January 22, 2021.

This reminder is being sent to you because you held shares in the fund(s) on the record date of October 15, 2020, and we have not received your vote. We are counting on you and your fellow shareholders to vote on this proposal, which is designed to lead to better outcomes for investors.

Your vote is critical to this process. If we do not obtain sufficient votes to conduct the meeting, we may have to adjourn and solicit additional shareholder participation. Voting promptly will help your fund(s) avoid extra costs.

Thank you in advance for your participation!

Read the proxy voting materials and vote using one of these four options:

Speak with a representativeCall 866-963-5746 with any proxy-related questions or to vote. Representatives can assist with voting.Available Mon–Fri 9 a.m.– 11 p.m. Eastern time and Sat noon–6 p.m. Eastern.Voteby phoneCall the toll-free number printed on the enclosed proxy card or voting instruction form and follow the automated instructions. Available 7 days a week, 24 hours a day.Vote by mailMail your signed proxy card or voting instruction form in the postage-paid envelope.Vote onlineVisit the website noted on the enclosed proxy card or voting instruction form and follow the instructions.

You may obtain a proxy statement at https:// www.proxy-direct.com/vanguard/materials/  or by calling 866-963-5746.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	RMNDLTR3 112020

Shareholder Name

Address Address Address Address Address Address Address Address Address Address

Reference Number: XXXXXXXXXXXX

ACTION REQUESTED—Vote your proxy before January 22

Dear Shareholder:

We recently sent you proxy materials that require your attention, and we have made further attempts to obtain your vote. Your voice is important in this vote process, and the Special Meeting of Shareholders to be held virtually on January 22, 2021, is quickly approaching.

If we do not obtain sufficient votes to conduct the meeting, we may have to adjourn and solicit additional shareholder participation. Voting promptly will help your fund(s) avoid extra costs. We are counting on you and your fellow shareholders to participate.

Please call 866-963-5746 toll-free to cast your vote at your earliest convenience. You will be asked for the reference number above to help the representative locate your record. Representatives are available Mon–Fri 9 a.m.–11 p.m. Eastern time and Sat noon–6 p.m. Eastern.

Thank you in advance for your participation!

You may obtain a proxy statement at https:// www.proxy-direct.com/vanguard/materials/  or by calling 866-963-5746.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	RMNDLTR4 112020